UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15723		05-0376157
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

313 Iron Horse Way,	Providence,	RI	02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders, held on January 12, 2021 (the “Annual Meeting”), the stockholders of United Natural Foods, Inc. (the “Company”) approved an amendment to United Natural Foods, Inc. 2020 Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”) solely to increase the number of shares that may be issued under the Plan by 3,600,000. A detailed summary of the material terms of the Amended and Restated Equity Incentive Plan appears on pages 55-61 of the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on November 25, 2020. This summary of the Amended and Restated Equity Incentive Plan is qualified in its entirety by reference to the full text of the Amended and Restated Equity Incentive Plan, which is filed as Annex A to the Proxy Statement and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, a total of 46,792,476 shares of the Company’s common stock, out of a total of 56,047,636 shares of common stock outstanding and entitled to vote as of November 16, 2020, the record date, were present in person or represented by proxies. The Company’s stockholders voted on four proposals at the Annual Meeting. The results of voting on the four proposals, including final voting tabulations, are set forth below.

(1)    The stockholders elected Eric F. Artz, Ann Torre Bates, Denise M. Clark, Daphne J. Dufresne, Michael S. Funk, James Muehlbauer, Peter A. Roy, Steven L. Spinner, and Jack Stahl to serve as Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Eric F. Artz	32,230,282	762,603	189,184	13,610,407
Ann Torre Bates	32,179,538	816,952	185,579	13,610,407
Denise M. Clark	32,301,060	691,864	189,145	13,610,407
Daphne J. Dufresne	32,006,722	988,834	186,513	13,610,407
Michael S. Funk	32,386,278	606,907	188,884	13,610,407
James Muehlbauer	32,123,884	867,422	190,763	13,610,407
Peter A.Roy	28,304,244	4,641,829	235,996	13,610,407
Steven L. Spinner	28,012,826	5,037,068	132,175	13,610,407
Jack Stahl	28,534,788	4,466,353	180,928	13,610,407

(2)    The stockholders approved the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2021.

For	Against	Abstain	Broker Non-Votes
41,503,056	4,566,624	722,796	-

(3)    The stockholders approved, on an advisory basis, the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
19,720,088	13,017,473	444,508	13,610,407

(4)    The stockholders approved the Amendment to the Amended and Restated Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
19,044,688	13,956,646	180,735	13,610,407

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By: /s/ Jill E. Sutton
Name: Jill E. Sutton
Title: Chief Legal Officer, General Counsel and Corporate Secretary

Date: January 13, 2021